Real Silk Investments, Inc.
                      445 N. Pennsylvania St.; Suite 500
                            Indianapolis, IN  46204

                                (317) 632-7359



                                             For Immediate Release
                                             March 18, 1999
                                             Indianapolis, Indiana



Real Silk Investments, Incorporated ("Real Silk") had previously announced that it had retained U.S. Bancorp Piper Jaffray Inc. ("Piper Jaffray") to assist the Board of Directors in evaluating available alternatives, including the possibilities of merging with another investment company or liquidation. In connection with its engagement, Piper Jaffray conducted a preliminary market analysis to determine the level of interest of potential merger partners in a tax-free combination with Real Silk.

Based on Piper Jaffray's initial analysis, which was reported to the Board of Directors, Real Silk determined to authorize Piper Jaffray to proceed with soliciting definitive proposals from acceptable merger partners with respect to a tax-free combination with Real Silk.

According to initial non-binding indications of interest, the Board of Directors believes that any such transaction will be at or near the net asset
value per share of Real Silk.   Real Silk shares are currently quoted at a
substantial discount from net asset value.

Real Silk warned that there currently are no binding agreements or offers in hand and that it is uncertain when, or if, it will be able to reach an agreement to engage in any transaction on terms which the Board of Directors believes is in the best interests of Real Silk shareholders. In addition, any proposed transaction will be subject to shareholder approval at the annual meeting of shareholders, which will be scheduled in the future.